HCM Defender 500 Index ETF

LGH

SUMMARY PROSPECTUS

November 1, 2026

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, at www.howardcmetfs.com/. You can also get this information at no cost by calling 1-770-642-4902 or by sending an email request to OrderHCMETFs@ultimusfundsolutions.com. The Fund’s Statutory Prospectus and Statement of Additional Information dated November 1, 2026, are incorporated by reference into this Summary Prospectus.

Shares of the Fund are listed and traded on NYSE Arca, Inc. (the “Exchange”).

Investment Objective: The Fund seeks to provide investment results that correspond, before fees and expenses, generally to the performance of the HCM Defender 500 Index (the “HCM 500 Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.09%
Acquired Fund Fees and Expenses(1)	0.16%
Total Annual Fund Operating Expenses	1.02%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, including borrowings for investment purposes but exclusive of collateral held from securities lending, in securities included in the HCM 500 Index. The HCM 500 Index seeks to outperform the Solactive US Large Cap Index using a proprietary methodology. The HCM 500 Index is comprised of securities in the Solactive US Large Cap Index (“Large Cap Equity Sub-Index”), which are common stocks issued by 500 large-capitalization companies traded on American stock exchanges; cash or cash equivalents; or a combination of both. The HCM 500 Index alternates exposure among a full position of securities in the Large Cap Equity Sub-Index (i.e., a full equity position), a 70/30 position of securities in the Large Cap Equity Sub-Index/cash or cash equivalents, a 40/60 position of securities in the Large Cap Equity Sub-Index/cash or cash equivalents; or a full position in cash or cash equivalents. The Fund may gain exposure to securities included in the HCM 500 Index indirectly through investments in derivatives and other investment companies. The HCM 500 Index is an index sponsored, created, compiled, and maintained by the adviser and uses a representative sampling strategy.

The HCM 500 Index uses the HCM BuyLine® (“BuyLine®”), its proprietary quantitative investment model, to determine when the Fund should be in or out of the market. The BuyLine® uses trend analysis to help identify the broad trend in the equity market. When the trend is down, the HCM 500 Index reduces exposure to equities, and when the trend is up, the HCM 500 Index increases exposure to equities. When the Solactive US Large Cap Index’s closing price drops to 3.5% below the BuyLine®, the HCM 500 Index assumes a 70/30 position in equities and cash or cash equivalents. If the Solactive US Large Cap Index’s closing price drops to 6.5% below the BuyLine®, the HCM 500 Index assumes a 40/60 position in equities and cash or cash equivalents. If the Solactive US Large Cap Index’s closing price drops to 12% below the BuyLine®, the HCM 500 Index is 100% in cash or cash equivalents. Once the Solactive US Large

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Cap Index closes above the BuyLine® for five consecutive trading days, the HCM 500 Index will reinvest in equities. If the Solactive US Large Cap Index closes above the BuyLine® without having previously closed below the 3.5%, 6.5% or 12% levels for at least five consecutive trading days, the HCM 500 Index will add or maintain exposure to track the Solactive US Large Cap Index. The Fund may invest in leveraged exchange-traded funds (“ETFs”) in seeking to track the HCM 500 Index’s investment exposure to the securities in the Solactive US Large Cap Index.

The Fund may also invest up to 20% of its net assets at any time, including borrowings for investment purposes but exclusive of collateral held from securities lending, in index futures, options, options on index futures, swap contracts or other derivatives, cash equivalents, other investment companies, as well as in securities and other instruments not included in the HCM 500 Index but which the adviser believes helps the Fund track the HCM 500 Index.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

The following describes the risks the Fund bears directly or indirectly through investments in other funds. As with any fund, there is no guarantee that the Fund will achieve its goal.

Authorized Participant Risk: Only an authorized participant that has entered into a contractual arrangement with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. The Fund’s distributor has entered into contracts with only a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem large blocks of shares known as “Creation Units,” Fund shares (“Shares”) may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized participant risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Concentration Risk: The Fund focuses its investments in securities of a particular industry to the extent that its index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular industry.

Credit Risk: Credit risk is the risk that the issuer of a security and other instrument is not able to make principal and interest payments when due.

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Derivatives Risk: The Fund may gain exposure to derivatives directly through investment in derivative instruments, such as swaps, or indirectly through its investment in ETFs that invest in derivatives. The Fund’s exposure to derivative instruments, such as swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Securities Risk: Fluctuations in the value of equity securities held by the Fund cause the NAV of the Fund to fluctuate.

  Common Stock Risk: Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer.
  Preferred Stock Risk: Generally, preferred stockholders have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock is subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below.

ETF Structure Risk: The Fund is structured as an ETF and is subject to special risks, including:

  Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at NAV only in Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
  Trading Issues: An active trading market for Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for Shares.
  Market Price Variance Risk: The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
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Fluctuation of Net Asset Value Risk: The NAV of Shares generally fluctuates with changes in the market value of the Fund’s holdings. The market prices of Shares generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Exchange. The adviser cannot predict whether the Shares will trade below, at or above their NAV.

Foreign Securities Risk: Since the Fund’s investments may include ETFs with foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Growth Stock Risk: Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Index Provider Risk: The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of its index, as published by its index provider. There is no assurance that the index provider will compile the index accurately, or that the index will be determined, composed or calculated accurately. While the index provider gives descriptions of what the index is designed to achieve, the index provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the index, and does not guarantee that its index will be in line with its methodology.

Large Capitalization Stock Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and have limited growth potential compared to smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation
(or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, tariffs and trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

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Portfolio Turnover Risk: The Fund buys and sells investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Securities Market Risk: The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of its index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in its index, pricing differences, the Fund’s cash holdings, difference in timing of the accrual of dividends, changes to its index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while the index does not.

Technology Sector Risk: Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Underlying Funds Risk: Other investment companies, such as ETFs, in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund is higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds.

Performance: The bar chart and performance table show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of the Fund’s benchmark index and a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.howardcmetfs.com or by calling 1-770-642-4902.

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Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	12/31/2020	16.61%
Worst Quarter:	3/31/2020	-19.18%

The Fund’s year-to-date return as of September 30, 2026 was 5.97%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Five Years	Since Inception (10/9/19)
Return before taxes	19.58%	13.94%	16.18%
Return after taxes on distributions	19.47%	13.82%	16.06%
Return after taxes on distributions and sale of Fund shares	11.67%	11.19%	13.27%
HCM Defender 500 Index(1)	14.16%	11.67%	14.03%
S&P 500 Total Return Index(2)	17.88%	14.42%	16.45%
(1)	Prior to July 12, 2022, the HCM Defender 500 Index was comprised of securities in the Solactive US Large Cap Index (“Large Cap Equity Sub - Index”), which are common stocks issued by 500 large - capitalization companies traded on American stock exchanges, securities in the Solactive 1 - 3 month US T - Bill Index (“Treasury Sub - Index”), which are U.S. dollar denominated T - Bills with a time to maturity of 1 to 3 months, or a combination of both. The HCM 500 Index alternated exposure among a full position of securities in the Large Cap Equity Sub-Index, a full position of securities in the Treasury Sub-Index, or a 50/50 position of securities in the Large Cap Equity Sub-Index/Treasury Sub-Index. Investors cannot invest directly in an index.
(2)	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Howard Capital Management, LLC (the “Adviser”).

Portfolio Managers: Vance Howard, President, CEO, Chairman of the Board and Founder of the Adviser; Steven Meyer, Junior Portfolio Manager of the Adviser; and Will Stark, Managing Director and Junior Portfolio Manager of the Adviser, have each served the Fund as its portfolio managers since it commenced operations.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market
(the “bid-ask spread”). Information on the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads is available at www.howardcmetfs.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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